UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

(Date of report)	July 6, 2017
(Date of earliest event reported)	July 6, 2017

ONEOK, Inc.
(Exact name of registrant as specified in its charter)

Oklahoma	001-13643	73-1520922
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

100 West Fifth Street; Tulsa, OK
(Address of principal executive offices)

74103
(Zip code)

(918) 588-7000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company __

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.__

Item 8.01		Other Events

As previously reported, we completed the acquisition of all of the outstanding common units of ONEOK Partners, L.P. (ONEOK Partners) that we did not already own on June 30, 2017. Effective upon close of the transaction, we, ONEOK Partners and the Intermediate Partnership issued, to the extent not already in place, guarantees of the indebtedness of ONEOK and ONEOK Partners.

In connection with the guarantees, ONEOK, Inc. (ONEOK) became subject to the requirements of Rule 3-10 of Regulation S-X regarding financial statements of guarantors and issuers of guaranteed securities registered or being registered with the Securities and Exchange Commission (SEC). ONEOK is filing this Current Report on Form 8-K for the purpose of updating its Quarterly Report on Form 10-Q for the period ended March 31, 2017, as amended (the “2017 Form 10-Q”) to include an additional footnote (“Note N - Supplemental Condensed Consolidating Financial Information”). No other information in the 2017 Form 10-Q, other than that relating to the information identified above, is being updated by this filing.

The updated financial statements are filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference and have been updated solely to include the new footnote information referenced above relating to the condensed consolidating financial information. All other information provided in the 2017 Form 10-Q remains unchanged and this Form 8-K does not modify or update the disclosures in the 2017 Form 10-Q in any way other than the inclusion of the additional financial information. This Current Report on Form 8-K should be read in conjunction with the related Current Report on Form 8-K also filed today which updates our Annual Report on Form 10-K to include annual condensed consolidating financial information and ONEOK’s other filings with the SEC.

Item 9.01		Financial Statements and Exhibits

	(d)	Exhibits

Exhibit Number		Description

99.1
Item 1 of Part I to ONEOK’s Quarterly Report on Form 10-Q for the three months ended March 31, 2017, updated only to reflect certain condensed consolidating financial information of subsidiary issuers, guarantors and nonguarantors (unaudited).

SIGNATURE

Pursuant to the requirements of the Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ONEOK, Inc.

Date:	July 6, 2017	By:	/s/ Walter S. Hulse III
Walter S. Hulse III Chief Financial Officer and Executive Vice President, Strategic Planning and Corporate Affairs

EXHIBIT INDEX

Exhibit Number	Description

99.1
Item 1 of Part I to ONEOK’s Quarterly Report on Form 10-Q for the three months ended March 31, 2017, updated only to reflect certain condensed consolidating financial information of subsidiary guarantors and nonguarantors (unaudited).

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